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                                                                    EXHIBIT 23.1






                       Consent of Independent Auditors



We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 33-99670) pertaining to the 1995 Stock Incentive Plan of Solo Serve Corporation of our reports dated April 10, 1998, with respect to the financial statements and schedule of Solo Serve Corporation included in the Annual Report (Form 10-K) for the year ended January 31, 1998.




                                                     ERNST & YOUNG LLP

San Antonio, Texas
April 10, 1998